                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 12, 2004



                       THE GOODYEAR TIRE & RUBBER COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





           OHIO                           1-1927                 34-0253240
(STATE OR OTHER JURISDICTION           (COMMISSION            (I.R.S. EMPLOYER
     OF INCORPORATION)                 FILE NUMBER)          IDENTIFICATION NO.)




  1144 EAST MARKET STREET, AKRON, OHIO                          44316-0001
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)





       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (330) 796-2121



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ITEM 5.  OTHER EVENTS

         On February 12, 2004, The Goodyear Tire & Rubber Company ("Goodyear") issued a news release announcing a proposed $650 million private secured notes offering. The news release is attached hereto as Exhibit 99.1.

ITEM 7.  EXHIBITS

     DESIGNATION OF
EXHIBITS IN THIS REPORT                DESCRIPTION OF EXHIBIT
-----------------------                ----------------------
         99.1                          News Release dated February 12, 2004.







                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE GOODYEAR TIRE & RUBBER COMPANY



Date:  February 20, 2004                   By /s/ C. Thomas Harvie
                                              ---------------------------------
                                              C. Thomas Harvie
                                              Senior Vice President, General
                                              Counsel and Secretary